UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2016

Ra Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37926	26-2908274
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

87 Cambridge Park Drive Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 401-4060

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                              Regulation FD Disclosure.

On December 2, 2016, Ra Pharmaceuticals, Inc. (the “Company”), intends to deliver a presentation at the International PNH Interest Group’s 11th Annual Meeting at 8:30 p.m. EST, during which the Company will present certain slides (the “Presentation”). A copy of the Presentation is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.                              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	December 2, 2016 Company presentation at the International PNH Interest Group’s 11th Annual Meeting, furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	RA PHARMACEUTICALS, INC.

	By:	/s/ David C. Lubner
David C. Lubner
Executive Vice President and Chief Financial Officer

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